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                                                                    EXHIBIT 23.3



                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in this Amendment to this Registration Statement of Applied Power Inc. on Form S-3 of our report dated September 30, 1998, appearing in the Annual Report on Form 10-K of Applied Power Inc. for the year ended August 31, 1998, and to the reference to our firm under the caption "Experts" in the Prospectus which is part of this Registration Statement.



PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin

January 21, 1999